Page 20 of 21 Pages



                                    EXHIBIT C

                             JOINT FILING AGREEMENT

         The undersigned hereby agree that the statement on Schedule 13G with respect to the Common Stock of Software Spectrum, Inc. dated as of April 18, 2000 is, and any amendments thereto (including amendments on Schedule 13D) signed by each of the undersigned shall be, filed on behalf of us pursuant to and in accordance with the provisions of Rule 13d-1(k) under the Securities Exchange Act of 1934.

Date:  April 18, 2000                   WINSTON PARTNERS, L.P.

                                        By:  Chatterjee Fund Management, L.P.,
                                             General Partner

                                             By:  Purnendu Chatterjee,
                                                  General Partner


                                                  By:  /S/ PETER HURWITZ
                                                       -------------------------
                                                       Peter Hurwitz
                                                       Attorney-in-Fact

Date:  April 18, 2000                   CHATTERJEE FUND MANAGEMENT, L.P.

                                        By:  Purnendu Chatterjee,
                                             General Partner


                                             By:  /S/ PETER HURWITZ
                                                  ------------------------------
                                                  Peter Hurwitz
                                                  Attorney-in-Fact


Date:  April 18, 2000                   WINSTON PARTNERS II LDC


                                        By:  /S/ PETER HURWITZ
                                             -----------------------------------
                                             Peter Hurwitz
                                             Attorney-in-Fact


Date:  April 18, 2000                   WINSTON PARTNERS II LLC

                                        By:  Chatterjee Advisors LLC,
                                             its Manager


                                             By:  /S/ PETER HURWITZ
                                                  ------------------------------
                                                  Peter Hurwitz
                                                  Manager





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                                                             Page 21 of 21 Pages




Date:  April 18, 2000                       CHATTERJEE ADVISORS LLC


                                            By:      /S/ PETER HURWITZ
                                                     ---------------------------
                                                     Peter Hurwitz
                                                     Manager

Date:  April 18, 2000                       CHATTERJEE MANAGEMENT COMPANY


                                            By:      /S/ PETER HURWITZ
                                                     ---------------------------
                                                     Peter Hurwitz
                                                     Vice President

Date:  April 18, 2000                       PURNENDU CHATTERJEE


                                            By:      /S/ PETER HURWITZ
                                                     ---------------------------
                                                     Peter Hurwitz
                                                     Attorney-in-Fact